1 Second Quarter 2016 Earnings Conference Call August 9, 2016

2 Impax Cautionary Statement Regarding Forward Looking Statements "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company’s ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company’s total revenues derived from sales of a limited number of products; the impact of consolidation of the Company’s customer base; the impact of competition; the Company’s ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company’s manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company’s operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company’s agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company’s products; the Company’s determinations to discontinue the manufacture and distribution of certain products; the Company’s ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company’s ability to successfully conduct clinical trials; the Company’s reliance on third parties to conduct clinical trials and testing; the Company’s lack of a license partner for commercialization of NUMIENT™ (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company’s supply chain; the Company’s policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company’s products; the effect of current economic conditions on the Company’s industry, business, results of operations and financial condition; disruptions or failures in the Company’s information technology systems and network infrastructure caused by third party breaches or other events; the Company’s reliance on alliance and collaboration agreements; the Company’s reliance on licenses to proprietary technologies; the Company’s dependence on certain employees; the Company’s ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company’s government contracts; the Company’s ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company’s ability to manage growth, including through potential acquisitions and investments; risks related to the Company’s acquisitions of or investments in technologies, products or businesses; the restrictions imposed by the Company’s credit facility and indenture; the Company’s level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company’s financial statements; the Company’s ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company’s business; the location of the Company’s manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise. Trademarks referenced herein are the property of their respective owners. ©2016 Impax Laboratories, Inc. All Rights Reserved.

3 Agenda • 2Q16 Financial Results • Business Update Fred Wilkinson President & CEO • 2Q16 Financial Review • 2016 Financial Guidance Update Bryan Reasons SVP & CFO • Q&A Executive Team

4 2Q16 Results and Business Update Fred Wilkinson President & Chief Executive Officer

2Q16 Financial Results

Generic Revenues
$ millions



$175
$122
$303
$292
2Q15
2Q16
June-15
June-16
Six Months Ended

2Q16 Commentary

- $53MM decline in sales of generics Solaraze®, Skelaxin® and Adderall XR®
- Significant decline in price and volume on gSolaraze and gSkelaxin due to new competition led to a $15 million shelf-stock adjustment which reduced 2Q net revenue
- gAdderall XR share declined to ~6% compared to 10% last year
  - Delayed in re-acquiring a major customer
- Epinephrine auto-injector and oxymorphone revenue grew 112%

Specialty Pharma Revenues
$ millions



$40
$51
$54
$106
2Q15
2Q16
June-15
June-16
Six Months Ended

2Q16 Commentary

- Launched Emverm® in March/April
- Expanded sales force to 116 reps – completed in June
- Strong revenue growth across the portfolio
  - 48% growth in anthelmintic franchise
    - Albenza® and Emverm
  - 27% growth in Rytary®
  - 15% growth in Zomig®
- Adjusted operating income up 40% (1)

(1) Specialty Pharma reported operating income increased 247%
gSolaraze® (Diclofenac sodium gel 3%); gSkelaxin® (Metaxalone); gAdderall XR® (Mixed amphetamine salts)

Impax

5

6 Revised 2016 Financial Guidance • What has changed since mid-June? › Further deterioration in generic Solaraze® market as a result of aggressive competition › Delayed close of the generic product acquisition from Teva/Allergan › Delay in supply of an authorized generic product and deferred timing of targeted 2016 launches › Initiatives to recapture generic Adderall XR® share delayed › Slower shift of Albenza to Emverm • Our plan of action to continue to achieve double-digit earnings growth in 2016 › Maximize generic opportunities: ‒ Efficient commercial integration of recently acquired products from Teva and its affiliates ‒ 12 to 14 targeted product launches (3 launched first-half 2016) • Currently projecting 4 in 3Q16; 5 to 7 in 4Q16 ‒ Expand epinephrine and oxymorphone sales ‒ Focus on expanding share of high-value generics › Re-focus expanded sales force on Rytary and Zomig ‒ Accelerate targeted non-personal promotion for Emverm › Continued focus on companywide operational efficiencies and expenses

7 Rapid Market Change in Generic Solaraze® (Diclofenac Sodium Gel 3%) Impax Net Sales ($ in millions) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Impax Net Sales $11 $17 $33 $88 $50 $5 Sequential $ Change +$3 +$6 +$16 +$55 ($38) ($45) Change in Sales Due to a Change in Volume and / or Price Volume 100% 100% 100% 100% (76%) (60%) Price 0% 0% 0% 0% (24%) (40%) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Market Share Impax Sandoz AG Taro PNA Actavis Jan ‘15 Feb ‘15 Mar ‘15 Apr ‘15 May ‘15 Jun ‘15 Jul ‘15 Aug ‘15 Sep ‘15 Oct ‘15 Nov ‘15 Dec ‘15 Jan ‘16 Feb ‘16 Mar ‘16 Apr ‘16 May ‘16 Jun ‘16 Source: IMS NPA Weekly PNA = Pharmaceutica North America, Inc. Sandoz AG & Brand Exit Market Sandoz Returns Taro, Actavis & PNA Launch Price decline results in $14.5MM shelf-stock adjustment in 2Q

8 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015/07/24 2015/08/21 2015/09/18 2015/10/16 2015/11/13 2015/12/11 2016/01/08 2016/02/05 2016/03/04 2016/04/01 2016/04/29 2016/05/27 2016/06/24 Amphetamine Salts XR (A) Amphetamine Salts IR (B) Diclofenac Sodium Gel (C) Digoxin (D) Epinephrine Auto-injector (E) Fenofibrate Capsules (F) Fenofibrate Tablets (G) Metaxalone (H) Oxymorphone (I) Largest Generic Products – LTM Share C F I E G D H A B F C E A B I D H G Source: IMS NPA Weekly; LTM = Last Twelve Months Jul ‘15 Aug ‘15 Sep ‘15 Oct ‘15 Nov ‘15 Dec ‘15 Jan ‘16 Feb ‘16 Mar ‘16 Apr ‘16 May ‘16 Jun ‘16 Fairly Stable Share for Majority of Products

9 Impax Year Over Year Change in Generic Volume and Price Total Generics 3Q15 4Q15 1Q16 2Q16 Volume 27% 106% 53% (11%) Price (3%) (13%) (21%) (19%) gSolaraze® (Diclofenac sodium gel 3%); gSkelaxin® (Metaxalone) Excluding generic Solaraze® and generic Skelaxin® 3Q15 4Q15 1Q16 2Q16 Volume (4%) 12% 4% (11%) Price (4%) (3%) (6%) (4%)

Expanded Generic Portfolio Through Product Acquisition

Acquired 15 Marketed Products			
Product	**Brand**	**Strength**	**Divested File**
Acitretin capsules	Soriatane®	10 mg,17.5 mg, 22.5 mg, 25 mg	Allergan
Alendronate Sodium tablets	Fosamax®	5mg, 10mg, 35 mg, 40 mg, 70 mg	Teva
Budesonide inhalation suspension	Pulmicort Respules®	0.25/2 mg/ml, 0.5/2 mg/ml	Allergan
Buspirone HCl tablets	Buspar®	5 mg, 10 mg, 15 mg	Allergan
Desmopressin Acetate tablets	DDAVP®	0.1 mg, 0.2 mg	Teva
Dexmethylphenidate HCl extended release capsules	Focalin XR®	5 mg, 10 mg, 15 mg, 20 mg, 30 mg	Allergan
Epirubicin injection vial	Ellence®	50 mg/25 ml, 200 mg/100 ml	Teva
Glyburide/Metformin HCl tablets	Glucovance®	1.25/250 mg, 2.5/500 mg, 5/500 mg	Teva
Hydroxyzine Pamoate capsules	Vistaril®	25mg, 50mg	Allergan
Levalbuterol HCl inhalation solution	Xopenex®	0.0103%, 0.0210%, 0.0420%	Allergan
Metoclopramide HCl tablets	Reglan®	5 mg, 10 mg	Allergan
Mirtazapine ODT	Remeron SolTab®	15 mg, 30 mg, 45 mg	Teva
Nabumetone tablets	Relafen®	500 mg, 750 mg	Teva
Nitrofurantoin capsules (macrocrystals)	Macrodantin®	50 mg, 100 mg	Teva
Propranolol HCl tablets	Inderal®	10 mg, 20 mg, 40 mg, 60 mg, 80 mg	Teva
Pipeline Products			
Aspirin/Dipyridamole capsules	Aggrenox®	25/200 mg	Allergan
Budesonide inhalation suspension	Pulmicort Respules®	1 mg/2 ml	Allergan
Dexmethylphenidate HCl extended release capsules	Focalin XR®	25 mg, 35 mg	Allergan
Fluocinonide cream (emulsified base)	Lidex-E®	0.05%	Allergan
Methylphenidate HCl extended release tablets (1)	Concerta®	18 mg, 27 mg,36 mg, 54 mg	
One Undisclosed Under Development			

(1) Reacquired full commercial rights to Impax's pending ANDA, a product previously partnered with Teva

Impax

10

11 Targeting 12 to 14 Generic Product Launches in 2016 Source of sales data: IMS NPA June 2016; Launch/Approval data as of Aug 3, 2016; TA = Tentative Approval (1) Assuming receipt of final FDA approval launch following patent expiration in April 2017 (2) Launched Hayward ANDA U.S. Brand/Generic market sales of $4.7B Progress of Targeted Launches Products Launched 1H 2016 Products Approved Launched Oxycodone TR ER tablets (OxyContin®) Authorized Generic March Amphetamine Salts ER capsules (Adderall XR®) – Impax ANDA February April Glyburide IR tablet (Diabeta®) September 2015 June Additional FDA Approvals in 2016 Ezetimibe and simvastatin tablets (Vytorin®) TA –Jan. April 2017 (1) Amphetamine Salts ER capsules (Adderall XR®) – CorePharma ANDA TA - April NA (2) Morphine Sulfate ER capsules (Kadian®) April TBD Morphine Sulfate ER tablets (MS-Contin®) July TBD Methylphenidate ER capsules (Metadate CD®) July TBD 2 2 2 1 2 3 to 5 1H16A 3Q16E 4Q16E Pending FDA Approval 2016 Approval Pre 2016 Approval Not Yet Launched or Re-introduction 3 products launched Targeting 4 product launches Targeting 5 to 7 product launches

12 Multiple Generic Opportunities to Drive Future Growth Solid Oral Dosage Alternative Dosage Form Current U.S. Brand/Generic Market - $9B 30% Potential/Confirmed FTF or FTM Source of sales data: IMS NPA June 2016; Pipeline data as of Aug 3, 2016; TA = Tentative Approval Current U.S. Brand/Generic Market - $11B 61% Potential FTF or FTM 14 6 20 Products Pending at FDA 15 8 23 Products Under Development Disclosed Pending ANDAs at FDA Product IMS Sales Product IMS Sales Oxycodone ER tablet (new formulation) (OxyContin®) $2.5B Aspirin Dipyridamole ER capsule (Aggrenox®) $281M Sevelamer Carbonate IR tablet (Renvela®) $1.8B Fentanyl Buccal IR tablet (Fentora®) $162M Methylphenidate HCI ER tablet (Concerta®) $1.8B Fenofibric Acid DR capsule (Trilipix®) $127M Ezetimibe Simvastatin IR tablet (Vytorin®) - TA $698M Dutasteride/Tamsulosin IR capsule (Jalyn®) $70M Colesevelam IR tablet (Welchol®) $644M Risedronate Sodium DR tablet (Atelvia®) $57M Oxymorphone ER tablet (new formulation) (Opana ER®) $336M First-to-market opportunity

13 Focused on Growing CNS Franchise 0.0% 1.0% 2.0% 3.0% 0 2,000 4,000 6,000 8,000 10,000 12,000 F eb -1 5 M ar -1 5 A pr -1 5 M ay -1 5 Ju n- 15 Ju l-1 5 A ug -1 5 S ep -1 5 O ct -1 5 N ov -1 5 D ec -1 5 Ja n- 16 F eb -1 6 M ar -1 6 A pr -1 6 M ay -1 6 Ju n- 16 C D LD S ha re T R x Monthly TRx and Share of National CD-LD TRx Since Launch Rytary TRx CD-LD Share 0% 25% 50% 2,000 4,000 6,000 8,000 10,000 12,000 14,000 N as al T rip ta n S ha re T R x Monthly TRx and Share of Nasal Triptan TRx TRx Nasal Triptan Share • Expanded sales force to 116 completed in June • Simplified dosing message • 88% of commercial Rx and 88% of Medicare Part D Rx being approved • Increased reimbursement support • Consistent performance as second position detail • Strong growth from general neurologists • 20% year over year growth in share of Nasal Triptan segment • Share now over 40% Source: IMS NPA Monthly June 2016

14 Accelerating Non-Personal Promotion 0% 20% 40% 0 1,000 2,000 3,000 4,000 A nt he lm in ti c S ha re T R x Weekly TRx and Combined Share of Anthelmintic TRx Since Launch Albenza TRx Emverm TRx Combined EM and AL Sh (albendazole) tablets & • Launched Emverm (mebendazole) • Building awareness that mebendazole is back; only FDA approved prescription therapy for pinworm • Has expanded overall anthelmintic business • Accelerating non-personal promotion Consumer Print Advertising Digital Advertising eBlast: National Association of Pediatric Nurse Practitioners Non-Personal Professional Promotion Source: IMS NPA Monthly June 2016

15 IPX203: Positive Outcome of Phase 2a Study • Phase 2a study › Randomized, crossover, single-dose, rater-blinded pharmacodynamics study in advanced Parkinson's Patients. › IPX203 was compared to both immediate-release carbidopa- levodopa (IR CD-LD) and Rytary® › Endpoints: Investigator Assessment of Motor State, MDS- UPDRS Part III (motor skills) and Pharmacokinetics of both LD and CD › IPX203 showed statistically significant improvement in the reduction of “off” time and improvement in “on” time with non-troublesome dyskinesia › IPX203 was generally well tolerated and no serious or severe adverse events were reported Investigator Assessment of Motor State Off Time (h) On Time (h) Immediate-release CD-LD 7.3 2.7 Rytary 5.5* 4.4* IPX203 4.6 * + 5.4 * + * p ≤ 0.0002 compared to IR CD-LD + p < 0.05 compared with Rytary Improvement from Baseline in MDS-UPDRS Part III Next steps Currently transitioning from Phase 2a to Phase 2b multiple dose study in patients with advanced Parkinson’s disease

16 2016 Priorities • Maintain quality and compliance across all facilities / departments • Sharpen focus on supply chain and cost efficiencies • Improve conversion costs across global manufacturing network Focus on Quality and Operations • Optimize existing generic opportunities • Launch up to 12 to 14 generic products • Effectively utilize expanded Specialty Pharma sales force to drive growth Maximize Dual Platform • Successfully develop and bring to market new products • Invest in sustainable generic and specialty pharma markets Optimize R&D • Execute on value enhancing business development and M&A • Pursue generic and specialty pharma value creating opportunities Business Development Acceleration

17 Financial Review and 2016 Financial Guidance Bryan Reasons Senior Vice President & Chief Financial Officer

18 2Q 2016 Financial Results 2Q 2016 2Q 2015 Change GENERIC DIVISION Total Revenues $121.7 $174.7 (30.3%) Gross Margin 30.7% 36.6% (5.9)ppts Adjusted Gross Margin 40.2% 43.1% (2.9)ppts Operating Income $18.5 $42.4 (56.4%) Adjusted Operating Income $31.1 $53.7 (42.1%) SPECIALTY PHARMA DIVISION Total Revenues $50.9 $39.5 28.9% Gross Margin 70.0% 53.0% 17.0ppts Adjusted Gross Margin 84.6% 80.6% 4.0ppts Operating Income $13.1 $3.8 244.7% Adjusted Operating Income $20.5 $14.7 39.5% 2Q 2016 2Q 2015 Change TOTAL COMPANY Total Revenues $172.6 $214.2 (19.4%) Gross Margin 42.3% 39.6% 2.7ppts Adjusted Gross Margin 53.3% 50.0% 3.3ppts SG&A Expense $44.9 $48.3 (7.0%) R&D Expense $21.7 $17.0 27.6% Diluted EPS ($0.04) ($0.03) (33.3%) Adjusted Diluted EPS $0.21 $0.34 (38.2%) Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results SG&A = Selling, general and administrative R&D = Research & development EPS = Earnings Per Share

19 2016 Updated Guidance Item 2015A Issued February 22 Revised June 21 – Generic Product Acquisition Updated August 9 Revenue $860M At least 15% over 2015 (~$990M) No Change $900M to $940M Adjusted Gross Margin 49% Approximately 50% Low 50% range No change Adjusted R&D Expense $74M $100M-$105M No change No change Adjusted SG&A Expense $180M $200M-$210M No change $190M-$200M Tax Rate 34% 34%-36% No change No change Adjusted Interest Expense $14M $12M $20M $18M Adjusted EPS $1.45 At least 10% over 2015 (~$1.60) At least 20% over 2015 (~$1.74) $1.57 to $1.70 SG&A = Selling, general and administrative R&D = Research & development EPS = Earnings per share The Company does not provide forward-looking diluted earnings per share and related guidance metrics as outlined above on a GAAP basis as certain financial information, such as the amortization of recently acquired intangible assets, restructuring and impairment charges and other items used to determine such measures are not available and cannot be reasonably estimated.

20 Well-Positioned Capital Structure Post-Acquisition Generic Product Acquisition Financing $400 Million Term Loan A; Interest Rate of L+300*; Tenor 5 years Capitalization ($ millions) Cash and Cash Equivalents – June 30, 2016 $ 367 Less Cash Used for Acquisition $ 196 Revolver ($200) $ 0 2022 Convertible Senior Notes $ 600 Term Loan $ 400 Total Debt $ 1,000 Net Debt $ 829 Leverage Net Debt $ 829 Net Debt / LTM Pro-forma Adjusted EBITDA 2.4x** • Based on <3x net debt/pro-forma adjusted EBITDA (earnings before, interest, taxes, depreciation and amortization. ** Pro-forma to include last twelve months contribution of acquired generic products from Teva and its affiliates. Net Debt / LTM Pro-forma Reported EDBITA is3.5x.

21 $512M $596M $860M $0.82 $1.32 $1.45 54% 59% 49% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2013 2014 2015 2016 Focused on Creating Long-Term Growth 2011 – 2015 FDA Warning Letter at Hayward Facility $900M to $940M $1.57 to $1.70 Low 50% range Revenue Adjusted EPS Adjusted Gross Margin CAGR* ‘13A – ‘16E Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results *CAGR = Compound Annual Growth Rate; calculated using 2013 adjusted results to 2016 guidance (low end of estimated range); EPS = Earnings Per Share The Company does not provide forward-looking diluted earnings per share and gross margin guidance on a GAAP basis as certain financial information, such as the amortization of recently acquired intangible assets, restructuring and impairment charges and other items used to determine such measures are not available and cannot be reasonably estimated. Revenue 22% EPS 24% 2016 Guidance Item 2013 2014 2015 Reported EPS $1.47 $0.81 $0.54 Reported Gross Margin 39% 52.5% 41%

22 Q&A

23 Appendix

24 22 Pending ANDAs at FDA * Assuming final FDA approval, earliest potential launch date/timing based on settlement or patent expiration date. Source of sales data: IMS NPA Monthly June 2016; Pipeline data as of June 21, 2016; TA = tentative approval 1 Launched authorized generic in April 2016 2 Launched authorized generic in July 2013 First-to-market opportunity Disclosed ANDAs Greneric Product Name Strengths Brand IMS Sales Potential Launch Timing* Oxycodone ER tablet (new formulation) 1 10, 15, 20, 30, 40, 60, 80 mg OxyContin® $2.5B Settled, not disclosed Sevelamer Carbonate IR tablet 800 mg Renvela® $1.8B Approval Methylphenidate HCI ER tablet 18, 27, 36, 54 mg Concerta® $1.8B Approval Ezetimibe Simvastatin IR tablet – TA 10 mg/10 mg, 10 mg/20 mg, 10 mg/40 mg, 10 mg/80 mg Vytorin ® $698M April 2017 Colesevelam IR tablet 625 mg Welchol® $644M Approval Oxymorphone ER tablet (new formulation) 5, 7.5, 10, 15, 20, 30, 40 mg Opana ER® $336M Pending litigation Aspirin Dipyridamole ER capsule 25/200mg Aggrenox® $281M Approval Fentanyl Buccal IR tablet 100, 200, 400, 600, 800 mcg Fentora® $165M Settled, not disclosed Fenofibric Acid DR capsule 2 45, 135 mg Trilipix® $143M Approval Dutasteride/Tamsulosin IR capsule 0.5 mg/0.4 mg Jalyn® $78M Approval Risedronate Sodium DR tablet 35 mg Atelvia® $54M Approval

25 GAAP to Adjusted Net Income Reconciliation The following table reconciles reported net loss to adjusted net income. (Unaudited, amounts in thousands, except per share and per share data) Three months ended June 30, 2016 2015 Net loss $ (2,701) $ (1,852) Adjusted to add (deduct): Amortization 12,469 12,622 Business development expenses 1,448 3,901 Hayward facility remediation costs - 2,697 Tower acquisition severance - - Philadelphia packaging and distribution restructuring (191) 2,643 Middlesex manufacturing restructuring 5,213 - Payments for licensing agreements - - Fair value of inventory step-up - 4,239 Ticking Fees - - Non-cash interest expense 5,409 - Reserve for Turing receivable - - Intangible asset impairment charge 2,491 - Loss on debt extinguishment - 16,903 Deferred financing costs - 749 Income tax effect (9,130) (17,456) Adjusted net income $ 15,008 $ 24,446 Adjusted net income per diluted share $ 0.21 $ 0.34 Net loss per diluted share $ (0.04) $ (0.03) Diluted weighted-average common shares outstanding 71,909 72,551

26 GAAP to Adjusted Results Reconciliation The following table reconciles total Company reported cost of revenues to adjusted cost of revenues. (Unaudited, amounts in thousands) Three months ended June 30, 2016 2015 Cost of revenues $ 99,606 $ 129,331 Adjusted to deduct: Amortization 12,469 12,622 Hayward facility remediation costs - 2,697 Philadelphia packaging and distribution restructuring (222) 2,643 Middlesex manufacturing restructuring 5,213 - Intangible asset impairment charge 1,545 - Fair value of inventory step-up - 4,239 Adjusted cost of revenues $ 80,601 $ 107,130 Adjusted gross profit (a) $ 91,989 $ 107,052 Adjusted gross margin (a) 53.3% 50.0% (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues.

27 Generic Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Generics Division reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income. (Unaudited, amounts in thousands) (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Three Months Ended June 30, 2016 2015 Revenues: Impax Generics Product sales, net $ 119,953 $ 171,273 Rx Partner 1,669 2,579 Other revenues 73 827 Total revenues 121,695 174,679 Cost of revenues 84,339 110,767 Gross profit 37,356 63,912 Operating expenses: Selling, general and administrative 1,565 7,284 Research and development 17,089 12,891 Patent litigation expense 155 1,332 Total operating expenses 18,809 21,507 Income from operations $ 18,547 $ 42,405 Gross margin 30.7% 36.6% Adjusted gross profit (a) $ 48,945 $ 75,215 Adjusted gross margin (a) 40.2% 43.1% Three Months Ended June 30, June 30, 2016 2015 GAAP Income from operations $ 18,547 $ 42,405 Adjusted to add (deduct): Amortization 5,053 5,238 Hayward facility remediation costs - 2,697 Tower acquisition severance - 2,643 Hayward technical operations and R&D restructuring - - Philadelphia packaging and distribution restructuring (222) - Middlesex manufacturing restructuring 5,213 - Intangible asset impairment charge 2,491 - Fair value of inventory step-up - 725 Payments for licensing agreements - - Adjusted Income from operations $ 31,082 $ 53,708

28 Specialty Pharma Division GAAP to Adjusted Results Reconciliation The following tables reconcile the Impax Specialty Pharma Divisions reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income. (Unaudited, amounts in thousands) (a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Three Months Ended June 30, 2016 2015 Revenues: Impax Specialty Pharma Product sales, net $ 50,895 $ 39,275 Other revenues - 228 Total revenues 50,895 39,503 Cost of revenues 15,267 18,564 Gross profit 35,628 20,939 Operating expenses: Selling, general and administrative 16,133 12,912 Research and development 4,657 4,104 Patent litigation expense 1,774 162 Total operating expenses 22,564 17,178 Income from operations $ 13,064 $ 3,761 Gross margin 70.0% 53.0% Adjusted gross profit (a) $ 43,044 $ 31,837 Adjusted gross margin (a) 84.6% 80.6% Three Months Ended June 30, June 30, 2016 2015 GAAP Income from operations $ 13,064 $ 3,761 Adjusted to add: Amortization 7,416 7,384 Fair value of inventory step-up - 3,514 Tower acquisition severance - - Adjusted Income from operations $ 20,480 $ 14,659